                            STOCK PURCHASE AGREEMENT

                                      UNDER

                          VITAQUEST INTERNATIONAL INC.
                              RESTRICTED STOCK PLAN

         AGREEMENT, made this 14th day of June, 1996, by and between VITAQUEST INTERNATIONAL INC., a Delaware corporation having offices at 100 Lehigh Drive, Fairfield, New Jersey 07004 (the "Company"), and MYRON JACOBOWITZ residing at 10 Dorset Circle, Caldwell, New Jersey 07006 (the"Participant").

                                    RECITALS:

         WHEREAS, the Company has adopted the Vitaquest International Inc. Restricted Stock Plan (the "Plan") under which eligible employees selected by the Administrators may purchase certain stock of the Company, subject to those restrictions as determined by the Administrators; and

         WHEREAS, the Participant is an employee of the Company and has been selected by the Administrators to purchase Restricted Stock in accordance with the Plan; and

         WHEREAS, the defined and capitalized terms of this agreement have the same meaning and definition as in the Plan, unless otherwise provided herein.

         NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, the parties agree as follows:

         1. Purchase of Shares. The Participant subscribes for and, upon acceptance, shall purchase, subject to the terms and conditions set forth in this Agreement, 8,000 shares (the

"Restricted Stock") of common stock, par value $.01 per share, of the Company at a purchase price of $1.00 per share. The aggregate purchase price of the Restricted Stock shall be paid by the Participant by Check payable to the order of the Company.

         Upon the Company receiving payment for the Restricted Stock, it shall issue to the Participant one or more certificates in the name of the Participant for that number of shares of Restricted Stock purchased by Participant. The Participant agrees that the Restricted Stock shall be subject to the forfeiture restrictions set forth in Paragraphs 2 and 3 of this Agreement and the restrictions on transfer set forth in Paragraph 4 of this Agreement and that all of such shares are Restricted Stock.

         2. Repurchase Provisions. Purchase by the Participant of all Restricted Stock hereunder is subject to the following restrictions:

                  (a) If a Participant's employment with the Company shall be terminated by the Company based upon Discharge For Cause, or by the act of the Participant in voluntarily terminating his employment with the Company, within five (5) years from the date Restricted Stock shall have been purchased hereunder, the Company shall have the option for a period of sixty (60) days after such termination of employment, to buy any or all of the shares purchased by such terminated employee for an amount equal to the product of (x) the consideration paid by the terminated employee to the Company to acquire such shares, multiplied by (y) the number of shares which the Company repurchases ("Repurchase Price"). The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with the Section
6.9 of the Plan, (x) as to 20% of the Restricted Stock on each anniversary of the date hereof, (y) as to all of the Restricted Stock if the Participant shall die, retire or become permanently and totally disabled as determined in accordance with applicable Company personnel policies, and (z) as to all of the Restricted Stock immediately following a "Change of Control of the Company." A "Change of Control of the Company" shall be deemed to have occurred if and when (i) Edward M. Frankel and Keith I. Frankel cease to beneficially own, in the aggregate, twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities or (ii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change are no longer members of the Board after such change which, in the sole discretion of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Company.

                  (b) If a Participant shall, within five (5) years from the date Restricted Stock shall have been purchased, directly or indirectly, own, manage, operate, control, be employed by, or participate in, as a partner, joint venturer, employee, agent, salesman, officer, director, five (5%) percent shareholder, or be connected in any manner with the ownership, management, operation, control, employment or participation as a partner, joint venturer, employee, agent, salesman, officer, director, or five (5%) percent shareholder, of any business similar to the type of business conducted by the Company at that time, as determined in the sole discretion of the Board, the Company shall have the option for a period of sixty (60) days after such determination to buy any or all of the shares purchased by Participant for an amount equal to the Repurchase Price. The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 of the Plan, (x) as to 20% of the Restricted Stock on each anniversary of the date hereof, (y) as to all of the Restricted Stock if the Participant shall die, retire or become permanently and totally disabled as determined in accordance with applicable Company personnel policies, and (z) as to all of the Restricted Stock immediately following a Change of Control of the Company or if the Participant is terminated by the Company under circumstances which do not constitute a Discharge for Cause.

                  (c) If, within nine (9) months of the date on which Restricted Stock is purchased hereunder, the Company shall not have filed a registration statement under the Securities Act for the public offer and sale of shares of its Common Stock and any such registration statement shall not have been declared effective by the Securities and Exchange Commission, then the Company shall have the option for a period of sixty (60) days after the end of such nine
(9) month period to buy any or all of the shares purchased hereunder for an amount equal to the Repurchase Price.

         3.       Exercise of Repurchase Provision.

                  (a) If at any time within five (5) years from the date hereof, the Company determines to exercise its option to purchase all of the Restricted Stock or such lesser percentage of the Restricted Stock as is, at such time, subject to restriction as provided in Paragraph 2(a), 2(b) and 2(c), the Company shall give notice of such exercise to the Participant within the applicable sixty (60) day period.

                  (b) Within three (3) business days after the Company gives notice to the Participant of the exercise of its repurchase option pursuant to Paragraph 3(a), the Participant shall deliver to the Company at its address shown above the certificate or certificates representing the Restricted Stock that the Company has elected to purchase, duly endorsed in blank by the Participant or with duly endorsed stock powers attached, all in form suitable for the transfer of the Restricted Stock to the Company. Upon receipt of the Restricted Stock, the Company shall deliver or mail to the Participant payment for the aggregate Repurchase Price, or the Company may, at its option, set off against the Repurchase Price any obligation or liability of the Participant to the Company.

                  (c) After the time when any Restricted Stock is required to be delivered to the Company for transfer pursuant to Paragraph 3(b), the Company shall not pay any dividend to the Participant on account of such Restricted Stock, or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Restricted Stock, but shall, insofar as permitted by law, treat the Company as the owner of such Restricted Stock.

                  (d) The Company shall not be required to purchase any fraction of a share of Restricted Stock upon exercise of the repurchase provision, and any such fraction resulting from a computation made pursuant to paragraph 9 of this Agreement may be rounded to the nearest whole share (with any one-half share being rounded upward).

         4.       Restrictions on Transfer.

                  (a) Except as otherwise provided in Paragraph 4(b), the Participant shall not, during the term of the repurchase provisions specified in Paragraphs 2 and 3, sell, assign, transfer, pledge, hypothecate, or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Restricted Stock, or any interest therein, unless the Restricted Stock is no longer subject to the repurchase provisions in Paragraphs 2 and 3.

                  (b) Notwithstanding the foregoing, the Participant may transfer Restricted Stock by Last Will and Testament or the laws of Descent and Distribution, provided that such shares shall remain subject to this Agreement, including without limitation the restrictions on transfer set forth in this Paragraph 4 and the repurchase provisions set forth in Paragraphs 2 and 3, and the permitted transferee shall, as a condition to the transfer, deliver to the Company a written instrument confirming that the transferee shall be bound by all of the terms and conditions of this Agreement.

                  (c) Except insofar as may otherwise be required by law or this Agreement, no Restricted Stock held at any time pursuant to an Escrow Agreement entered into between the Participant, the Company and an Escrow Agent, as referred to in the Plan, shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind nor in any manner be subject to the debts or liabilities of Participant and/or any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If Participant and/or any person in violation of the provisions of this Agreement shall attempt to, or shall alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any Restricted Stock purchased under this Agreement, or any part thereof, or if by reason of Participant's bankruptcy or other event happening at any such time, such Restricted Stock would be made subject to Participant's debts or liabilities or would otherwise not be enjoyed by Participant, then the Administrators, if they so elect, may direct that such Restricted Stock be withheld and that the same or any part thereof be paid or applied to or for the benefit of such Participant, his or her spouse, children or other dependents, or any of them, in such manner and proportion as the Administrators may deem proper, in their sole discretion.

         5. Effect of Prohibited Transfer. In the event of a transfer of Restricted Stock without compliance with the terms of this Agreement or the Plan, the Company shall not be required:

                  (a) To transfer on its books any of the Restricted Stock that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or the Plan; or

                  (b) To treat as owner of such Restricted Stock or to pay dividends to any transferee to whom any of such shares shall have been so sold or transferred.

         6. Restrictive Legends. All certificates representing Restricted Stock shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                  (i) "The shares of common stock, par value $.01 per share, of Vitaquest International Inc. evidenced by this certificate are subject to repurchase by Vitaquest International Inc., and such shares may not be sold or otherwise transferred, pledged or hypothecated except pursuant to the provisions of the Escrow Agreement and/or Stock Purchase Agreement by and between the Escrow Agent, Vitaquest International Inc. and the registered owner of such shares."; and

                  (ii) "This stock certificate may not be sold, transferred, pledged or hypothecated unless it has first been registered under the Securities Act of 1933, as amended, or unless counsel for Vitaquest International Inc. has given an opinion that registration under said Act is not required, except that after a Change of Control of the Company, an opinion of counsel that registration under said Act is not required, may be provided by counsel independent of Vitaquest International Inc. These shares are subject to the terms of an Escrow Agreement and/or Stock Purchase Agreement with the Escrow Agent, Vitaquest International Inc. and the registered owner of such shares."

         7.       Removal of Restrictions.

                  (a) If (i) a Participant shall die, retire, or become permanently and totally disabled, as determined in accordance with applicable Company personnel policies, or (ii) there is a Change of Control of the Company at any time after the date Restricted Stock shall have been purchased hereunder, or (iii) with respect to Restricted Stock released from restriction upon the passage of time as provided in Paragraph 2(a)(x) and 2(b)(x), the events of forfeiture specified in Paragraphs 2(a) and (b) (but not 2(c)) shall automatically terminate as to all of the Restricted Stock in the case of an event described in clause 7(a)(i) or 7(a)(ii), or as to the applicable number of shares in the case of an event described in clause 7(a)(iii), and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Paragraph 6(i) hereof or any other restrictions on the sale or other transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) of the Plan.

                  (b) If the Company chooses not to exercise its sixty (60) day option with respect to any Restricted Stock or such sixty (60) day option period has expired pursuant to the applicable provisions of Paragraph 2, the events of forfeiture specified in Paragraph 2 shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such Restricted Stock, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Paragraph 6(i) hereof or any other restrictions on the sale or transfer of such Restricted Stock pursuant to the Plan or this Agreement, but legended in accordance with Paragraph 6(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) of the Plan.

         8. Investment Representations. The Participant represents, warrants, and covenants as follows:

                  (a) The Participant is purchasing the Shares for his or her own account for investment only, and not with a view to distribution or resale.

                  (b) The Participant understands that the offering and sale of the Restricted Stock is intended to be exempt under the Securities Act and any applicable "Blue Sky" laws.

                  (c) The Participant understands that the Shares are deemed to be "Restricted Securities" as defined in Rule 144 under the Securities Act and that such Shares may not be offered for sale, sold, delivered after sale, pledged, hypothecated, transferred, assigned, or otherwise disposed of except pursuant to registration under the Securities Act or pursuant to an opinion of counsel satisfactory in form and substance to the Company, that the sale, transfer or other disposition may be made without registration.

         9. Adjustments. In the event the Common Stock hereafter is changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, or other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, then:

                  (a) The number of shares of Restricted Stock purchased by Participant pursuant to this Agreement shall be adjusted appropriately, both as to the number of shares and the price;

                  (b) Such new or additional or different shares or securities which are distributed to the Participant, in his or her capacity as the owner of Restricted Stock purchased hereunder, shall be subject to all of the conditions and restrictions applicable to Restricted Stock issued as provided herein.

                  Any adjustments required hereunder and the manner of application of the foregoing provisions shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests.

         10.      Withholding Taxes.

                  (a) A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while such shares are still subject to restrictions shall promptly furnish the Company with a copy of such election together with information as to the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

                  (b) All Restricted Stock purchased pursuant hereto and dividends on such shares shall be subject to withholding as required by applicable federal, state and local laws, and the Board may make such arrangements for the payment of any withholding taxes on Restricted Stock purchased pursuant hereto as they deem satisfactory, including but not limited to (i) reducing the number of shares of Restricted Stock otherwise deliverable, based upon their fair market value, to permit deduction of the amount of any such withholding taxes from the amount which may otherwise be purchased under the Plan, (ii) deducting the amount required to be withheld from salary or any other amount then or thereafter payable to the Participant, and (iii) requiring the Participant to pay to the Company the amount required to be withheld as a condition of releasing the Shares and any other distributions related thereto.

         11. Rights as Stockholder. Subject to the provisions of Paragraph 12 hereof, a certificate or certificates for all Restricted Stock registered in the name of the Participant shall be delivered to him or her as soon as reasonably practicable and he or she shall thereupon be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares; provided, that such shares, and any new, additional or different securities the Participant may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions described in Paragraphs 2, 3 and 4 hereof.

         12. Escrow. In order to enforce the restrictions imposed upon the Restricted Stock issued under the Plan, the Board may require the Participant to deposit with the Escrow Agent all certificates for Restricted Stock together with stock powers, appropriately endorsed in blank, and to enter into an Escrow Agreement providing that the certificates representing Restricted Stock issued pursuant to the Plan shall remain in the physical custody of the Escrow Agent until any or all of the restrictions imposed pursuant hereto have terminated. If required by the Board, the Escrow Agreement shall be executed at the time the Participant is entitled to receive the Restricted Stock.

         13. Stock Certificates. The Company may, but shall not be required to, issue or deliver any certificate for Restricted Stock purchased hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

                  (a) The admission of such Restricted Stock to listing on all stock exchanges on which the Common Stock is then listed;

                  (b) The completion of any registration or other qualification of such Restricted Stock under any federal or state law or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrators shall in their sole discretion deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Administrators shall in their sole discretion determine to be necessary or advisable;

                  (d) Compliance with all terms and provisions of the Plan, this Agreement and the Escrow Agreement;

                  (e) The lapse of such reasonable period of time following the purchase of the Restricted Stock as the Board from time to time, in their sole discretion, may establish for reasons of administrative convenience; and

                  (f) The approval of the Plan by the holders of a majority of the shares of Common Stock of the Company represented at an annual or special meeting of the stockholders of the Company.

                  Nothing herein contained shall be construed as imposing any obligation on the Board or the Company to undertake or complete any act with respect to subparagraphs (a), (b), (c) or (f) of this Paragraph 13.

         14. Severability. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         15. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board provided that such waiver shall be effective only if in writing and confirmed by a writing executed and delivered with the same formality as this Agreement.

         16. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors, and assigns, as provided in this Agreement.

         17. No Rights to Employment. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee of the Company.

         18. Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or three (3) business days following deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Paragraph 18.

         19. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine, or neuter forms. The singular form of nouns and pronouns shall include the plural, and the plural form of nouns and pronouns shall include the singular.

         20. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

         21. Amendment. This Agreement may be amended or modified only by a written instrument executed with the same formality as this Agreement.

         22. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to all the other parties.

         23. Headings. The headings contained in this Agreement are for reference only and shall not under any circumstances be deemed to affect the meaning or interpretation of this Agreement.

         24. Recitals. The recitals are deemed a part of this Agreement.

         25. Litigation. This Agreement shall be governed and interpreted in accordance with the laws of the State of New York and, regardless of the order in which the signatures of the parties are affixed, it shall be deemed executed at the Company's address, as above. The parties consent to the jurisdiction and venue of any state or federal court located within the State of New York, the County of New York or the Southern District of the U.S. District Court and agree that all actions or proceedings arising, directly or indirectly, from this Agreement shall be litigated only in courts having such situs and in any such action or proceeding, the parties waive trial by jury and the successful party shall be entitled to recover reasonable counsel fees and the expenses of such litigation. In any such action or legal proceeding, the court shall apply such rule of law of the State of New York including any conflicts of law rule, together with the law of any sister state including, without limitation, the laws of the State of Delaware in which the Company has been incorporated, which shall have the affect of sustaining the validity of all the terms and provisions of this Agreement.

         26. Receipt of Plan. The Participant hereby acknowledges that prior to execution of this Agreement, Participant has received, read and fully understands all of the terms and provisions of the Plan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                  VITAQUEST INTERNATIONAL INC.

                                  By: s/ EDWARD M. FRANKEL
                                     -----------------------------------------
                                         Edward M. Frankel, President

ATTEST:

                                  PARTICIPANT: s/ MYRON JACOBOWITZ
____________________________                  ________________________________
                                  Name:           Myron Jacobowitz

ATTEST:

____________________________
                                       15

                            STOCK PURCHASE AGREEMENT

                                      UNDER

                          VITAQUEST INTERNATIONAL INC.
                              RESTRICTED STOCK PLAN

         AGREEMENT, made this 14th day of June, 1996, by and between VITAQUEST INTERNATIONAL INC., a Delaware corporation having offices at 100 Lehigh Drive, Fairfield, New Jersey 07004 (the "Company"), and HOWARD L. MUNK residing at 21 Dwight Place, Fairfield, New Jersey 07004 (the"Participant").

                                    RECITALS:

         WHEREAS, the Company has adopted the Vitaquest International Inc. Restricted Stock Plan (the "Plan") under which eligible employees selected by the Administrators may purchase certain stock of the Company, subject to those restrictions as determined by the Administrators; and

         WHEREAS, the Participant is an employee of the Company and has been selected by the Administrators to purchase Restricted Stock in accordance with the Plan; and

         WHEREAS, the defined and capitalized terms of this agreement have the same meaning and definition as in the Plan, unless otherwise provided herein.

         NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, the parties agree as follows:

         1. Purchase of Shares. The Participant subscribes for and, upon acceptance, shall purchase, subject to the terms and conditions set forth in this Agreement, 25,000 shares (the

"Restricted Stock") of common stock, par value $.01 per share, of the Company at a purchase price of $1.00 per share. The aggregate purchase price of the Restricted Stock shall be paid by the Participant by Check payable to the order of the Company.

         Upon the Company receiving payment for the Restricted Stock, it shall issue to the Participant one or more certificates in the name of the Participant for that number of shares of Restricted Stock purchased by Participant. The Participant agrees that the Restricted Stock shall be subject to the forfeiture restrictions set forth in Paragraphs 2 and 3 of this Agreement and the restrictions on transfer set forth in Paragraph 4 of this Agreement and that all of such shares are Restricted Stock.

         2. Repurchase Provisions. Purchase by the Participant of all Restricted Stock hereunder is subject to the following restrictions:

                  (a) If a Participant's employment with the Company shall be terminated by the Company based upon Discharge For Cause, or by the act of the Participant in voluntarily terminating his employment with the Company, within five (5) years from the date Restricted Stock shall have been purchased hereunder, the Company shall have the option for a period of sixty (60) days after such termination of employment, to buy any or all of the shares purchased by such terminated employee for an amount equal to the product of (x) the consideration paid by the terminated employee to the Company to acquire such shares, multiplied by (y) the number of shares which the Company repurchases ("Repurchase Price"). The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with the Section
6.9 of the Plan, (x) as to 20% of the Restricted Stock on each anniversary of the date hereof, (y) as to all of the Restricted Stock if the Participant shall die, retire or become permanently and totally disabled as determined in accordance with applicable Company personnel policies, and (z) as to all of the Restricted Stock immediately following a "Change of Control of the Company." A "Change of Control of the Company" shall be deemed to have occurred if and when (i) Edward M. Frankel and Keith I. Frankel cease to beneficially own, in the aggregate, twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities or (ii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change are no longer members of the Board after such change which, in the sole discretion of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Company.

                  (b) If a Participant shall, within five (5) years from the date Restricted Stock shall have been purchased, directly or indirectly, own, manage, operate, control, be employed by, or participate in, as a partner, joint venturer, employee, agent, salesman, officer, director, five (5%) percent shareholder, or be connected in any manner with the ownership, management, operation, control, employment or participation as a partner, joint venturer, employee, agent, salesman, officer, director, or five (5%) percent shareholder, of any business similar to the type of business conducted by the Company at that time, as determined in the sole discretion of the Board, the Company shall have the option for a period of sixty (60) days after such determination to buy any or all of the shares purchased by Participant for an amount equal to the Repurchase Price. The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 of the Plan, (x) as to 20% of the Restricted Stock on each anniversary of the date hereof, (y) as to all of the Restricted Stock if the Participant shall die, retire or become permanently and totally disabled as determined in accordance with applicable Company personnel policies, and (z) as to all of the Restricted Stock immediately following a Change of Control of the Company or if the Participant is terminated by the Company under circumstances which do not constitute a Discharge for Cause.

                  (c) If, within nine (9) months of the date on which Restricted Stock is purchased hereunder, the Company shall not have filed a registration statement under the Securities Act for the public offer and sale of shares of its Common Stock and any such registration statement shall not have been declared effective by the Securities and Exchange Commission, then the Company shall have the option for a period of sixty (60) days after the end of such nine
(9) month period to buy any or all of the shares purchased hereunder for an amount equal to the Repurchase Price.

         3.       Exercise of Repurchase Provision.

                  (a) If at any time within five (5) years from the date hereof, the Company determines to exercise its option to purchase all of the Restricted Stock or such lesser percentage of the Restricted Stock as is, at such time, subject to restriction as provided in Paragraph 2(a), 2(b) and 2(c), the Company shall give notice of such exercise to the Participant within the applicable sixty (60) day period.

                  (b) Within three (3) business days after the Company gives notice to the Participant of the exercise of its repurchase option pursuant to Paragraph 3(a), the Participant shall deliver to the Company at its address shown above the certificate or certificates representing the Restricted Stock that the Company has elected to purchase, duly endorsed in blank by the Participant or with duly endorsed stock powers attached, all in form suitable for the transfer of the Restricted Stock to the Company. Upon receipt of the Restricted Stock, the Company shall deliver or mail to the Participant payment for the aggregate Repurchase Price, or the Company may, at its option, set off against the Repurchase Price any obligation or liability of the Participant to the Company.

                  (c) After the time when any Restricted Stock is required to be delivered to the Company for transfer pursuant to Paragraph 3(b), the Company shall not pay any dividend to the Participant on account of such Restricted Stock, or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Restricted Stock, but shall, insofar as permitted by law, treat the Company as the owner of such Restricted Stock.

                  (d) The Company shall not be required to purchase any fraction of a share of Restricted Stock upon exercise of the repurchase provision, and any such fraction resulting from a computation made pursuant to paragraph 9 of this Agreement may be rounded to the nearest whole share (with any one-half share being rounded upward).

         4.       Restrictions on Transfer.

                  (a) Except as otherwise provided in Paragraph 4(b), the Participant shall not, during the term of the repurchase provisions specified in Paragraphs 2 and 3, sell, assign, transfer, pledge, hypothecate, or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Restricted Stock, or any interest therein, unless the Restricted Stock is no longer subject to the repurchase provisions in Paragraphs 2 and 3.

                  (b) Notwithstanding the foregoing, the Participant may transfer Restricted Stock by Last Will and Testament or the laws of Descent and Distribution, provided that such shares shall remain subject to this Agreement, including without limitation the restrictions on transfer set forth in this Paragraph 4 and the repurchase provisions set forth in Paragraphs 2 and 3, and the permitted transferee shall, as a condition to the transfer, deliver to the Company a written instrument confirming that the transferee shall be bound by all of the terms and conditions of this Agreement.

                  (c) Except insofar as may otherwise be required by law or this Agreement, no Restricted Stock held at any time pursuant to an Escrow Agreement entered into between the Participant, the Company and an Escrow Agent, as referred to in the Plan, shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind nor in any manner be subject to the debts or liabilities of Participant and/or any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If Participant and/or any person in violation of the provisions of this Agreement shall attempt to, or shall alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any Restricted Stock purchased under this Agreement, or any part thereof, or if by reason of Participant's bankruptcy or other event happening at any such time, such Restricted Stock would be made subject to Participant's debts or liabilities or would otherwise not be enjoyed by Participant, then the Administrators, if they so elect, may direct that such Restricted Stock be withheld and that the same or any part thereof be paid or applied to or for the benefit of such Participant, his or her spouse, children or other dependents, or any of them, in such manner and proportion as the Administrators may deem proper, in their sole discretion.

         5. Effect of Prohibited Transfer. In the event of a transfer of Restricted Stock without compliance with the terms of this Agreement or the Plan, the Company shall not be required:

                  (a) To transfer on its books any of the Restricted Stock that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or the Plan; or

                  (b) To treat as owner of such Restricted Stock or to pay dividends to any transferee to whom any of such shares shall have been so sold or transferred.

         6. Restrictive Legends. All certificates representing Restricted Stock shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                  (i) "The shares of common stock, par value $.01 per share, of Vitaquest International Inc. evidenced by this certificate are subject to repurchase by Vitaquest International Inc., and such shares may not be sold or otherwise transferred, pledged or hypothecated except pursuant to the provisions of the Escrow Agreement and/or Stock Purchase Agreement by and between the Escrow Agent, Vitaquest International Inc. and the registered owner of such shares."; and

                  (ii) "This stock certificate may not be sold, transferred, pledged or hypothecated unless it has first been registered under the Securities Act of 1933, as amended, or unless counsel for Vitaquest International Inc. has given an opinion that registration under said Act is not required, except that after a Change of Control of the Company, an opinion of counsel that registration under said Act is not required, may be provided by counsel independent of Vitaquest International Inc. These shares are subject to the terms of an Escrow Agreement and/or Stock Purchase Agreement with the Escrow Agent, Vitaquest International Inc. and the registered owner of such shares."

         7.       Removal of Restrictions.

                  (a) If (i) a Participant shall die, retire, or become permanently and totally disabled, as determined in accordance with applicable Company personnel policies, or (ii) there is a Change of Control of the Company at any time after the date Restricted Stock shall have been purchased hereunder, or (iii) with respect to Restricted Stock released from restriction upon the passage of time as provided in Paragraph 2(a)(x) and 2(b)(x), the events of forfeiture specified in Paragraphs 2(a) and (b) (but not 2(c)) shall automatically terminate as to all of the Restricted Stock in the case of an event described in clause 7(a)(i) or 7(a)(ii), or as to the applicable number of shares in the case of an event described in clause 7(a)(iii), and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Paragraph 6(i) hereof or any other restrictions on the sale or other transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) of the Plan.

                  (b) If the Company chooses not to exercise its sixty (60) day option with respect to any Restricted Stock or such sixty (60) day option period has expired pursuant to the applicable provisions of Paragraph 2, the events of forfeiture specified in Paragraph 2 shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such Restricted Stock, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Paragraph 6(i) hereof or any other restrictions on the sale or transfer of such Restricted Stock pursuant to the Plan or this Agreement, but legended in accordance with Paragraph 6(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) of the Plan.

         8. Investment Representations. The Participant represents, warrants, and covenants as follows:

                  (a) The Participant is purchasing the Shares for his or her own account for investment only, and not with a view to distribution or resale.

                  (b) The Participant understands that the offering and sale of the Restricted Stock is intended to be exempt under the Securities Act and any applicable "Blue Sky" laws.

                  (c) The Participant understands that the Shares are deemed to be "Restricted Securities" as defined in Rule 144 under the Securities Act and that such Shares may not be offered for sale, sold, delivered after sale, pledged, hypothecated, transferred, assigned, or otherwise disposed of except pursuant to registration under the Securities Act or pursuant to an opinion of counsel satisfactory in form and substance to the Company, that the sale, transfer or other disposition may be made without registration.

         9. Adjustments. In the event the Common Stock hereafter is changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, or other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, then:

                  (a) The number of shares of Restricted Stock purchased by Participant pursuant to this Agreement shall be adjusted appropriately, both as to the number of shares and the price;

                  (b) Such new or additional or different shares or securities which are distributed to the Participant, in his or her capacity as the owner of Restricted Stock purchased hereunder, shall be subject to all of the conditions and restrictions applicable to Restricted Stock issued as provided herein.

                  Any adjustments required hereunder and the manner of application of the foregoing provisions shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests.

         10.      Withholding Taxes.

                  (a) A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while such shares are still subject to restrictions shall promptly furnish the Company with a copy of such election together with information as to the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

                  (b) All Restricted Stock purchased pursuant hereto and dividends on such shares shall be subject to withholding as required by applicable federal, state and local laws, and the Board may make such arrangements for the payment of any withholding taxes on Restricted Stock purchased pursuant hereto as they deem satisfactory, including but not limited to (i) reducing the number of shares of Restricted Stock otherwise deliverable, based upon their fair market value, to permit deduction of the amount of any such withholding taxes from the amount which may otherwise be purchased under the Plan, (ii) deducting the amount required to be withheld from salary or any other amount then or thereafter payable to the Participant, and (iii) requiring the Participant to pay to the Company the amount required to be withheld as a condition of releasing the Shares and any other distributions related thereto.

         11. Rights as Stockholder. Subject to the provisions of Paragraph 12 hereof, a certificate or certificates for all Restricted Stock registered in the name of the Participant shall be delivered to him or her as soon as reasonably practicable and he or she shall thereupon be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares; provided, that such shares, and any new, additional or different securities the Participant may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions described in Paragraphs 2, 3 and 4 hereof.

         12. Escrow. In order to enforce the restrictions imposed upon the Restricted Stock issued under the Plan, the Board may require the Participant to deposit with the Escrow Agent all certificates for Restricted Stock together with stock powers, appropriately endorsed in blank, and to enter into an Escrow Agreement providing that the certificates representing Restricted Stock issued pursuant to the Plan shall remain in the physical custody of the Escrow Agent until any or all of the restrictions imposed pursuant hereto have terminated. If required by the Board, the Escrow Agreement shall be executed at the time the Participant is entitled to receive the Restricted Stock.

         13. Stock Certificates. The Company may, but shall not be required to, issue or deliver any certificate for Restricted Stock purchased hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

                  (a) The admission of such Restricted Stock to listing on all stock exchanges on which the Common Stock is then listed;

                  (b) The completion of any registration or other qualification of such Restricted Stock under any federal or state law or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrators shall in their sole discretion deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Administrators shall in their sole discretion determine to be necessary or advisable;

                  (d) Compliance with all terms and provisions of the Plan, this Agreement and the Escrow Agreement;

                  (e) The lapse of such reasonable period of time following the purchase of the Restricted Stock as the Board from time to time, in their sole discretion, may establish for reasons of administrative convenience; and

                  (f) The approval of the Plan by the holders of a majority of the shares of Common Stock of the Company represented at an annual or special meeting of the stockholders of the Company.

                  Nothing herein contained shall be construed as imposing any obligation on the Board or the Company to undertake or complete any act with respect to subparagraphs (a), (b), (c) or (f) of this Paragraph 13.

         14. Severability. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         15. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board provided that such waiver shall be effective only if in writing and confirmed by a writing executed and delivered with the same formality as this Agreement.

         16. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors, and assigns, as provided in this Agreement.

         17. No Rights to Employment. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee of the Company.

         18. Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or three (3) business days following deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Paragraph 18.

         19. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine, or neuter forms. The singular form of nouns and pronouns shall include the plural, and the plural form of nouns and pronouns shall include the singular.

         20. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

         21. Amendment. This Agreement may be amended or modified only by a written instrument executed with the same formality as this Agreement.

         22. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to all the other parties.

         23. Headings. The headings contained in this Agreement are for reference only and shall not under any circumstances be deemed to affect the meaning or interpretation of this Agreement.

         24. Recitals. The recitals are deemed a part of this Agreement.

         25. Litigation. This Agreement shall be governed and interpreted in accordance with the laws of the State of New York and, regardless of the order in which the signatures of the parties are affixed, it shall be deemed executed at the Company's address, as above. The parties consent to the jurisdiction and venue of any state or federal court located within the State of New York, the County of New York or the Southern District of the U.S. District Court and agree that all actions or proceedings arising, directly or indirectly, from this Agreement shall be litigated only in courts having such situs and in any such action or proceeding, the parties waive trial by jury and the successful party shall be entitled to recover reasonable counsel fees and the expenses of such litigation. In any such action or legal proceeding, the court shall apply such rule of law of the State of New York including any conflicts of law rule, together with the law of any sister state including, without limitation, the laws of the State of Delaware in which the Company has been incorporated, which shall have the affect of sustaining the validity of all the terms and provisions of this Agreement.

         26. Receipt of Plan. The Participant hereby acknowledges that prior to execution of this Agreement, Participant has received, read and fully understands all of the terms and provisions of the Plan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       VITAQUEST INTERNATIONAL INC.

                                       By: s/ EDWARD M. FRANKEL
                                          --------------------------------------
                                              Edward M. Frankel, President

ATTEST:
__________________________________
                                       PARTICIPANT:     s/ HOWARD L. MUNK
                                                   -----------------------------
                                       Name:               Howard L. Munk

ATTEST:
__________________________________

                            STOCK PURCHASE AGREEMENT

                                      UNDER

                          VITAQUEST INTERNATIONAL INC.
                              RESTRICTED STOCK PLAN

         AGREEMENT, made this 14th day of June, 1996, by and between VITAQUEST INTERNATIONAL INC., a Delaware corporation having offices at 100 Lehigh Drive, Fairfield, New Jersey 07004 (the "Company"), and STEPHEN J. YOUNG, residing at 80 Longhill Lane, Chatham, New Jersey 07928 (the"Participant").

                                    RECITALS:

         WHEREAS, the Company has adopted the Vitaquest International Inc. Restricted Stock Plan (the "Plan") under which eligible employees selected by the Administrators may purchase certain stock of the Company, subject to those restrictions as determined by the Administrators; and

         WHEREAS, the Participant is an employee of the Company and has been selected by the Administrators to purchase Restricted Stock in accordance with the Plan; and

         WHEREAS, the defined and capitalized terms of this agreement have the same meaning and definition as in the Plan, unless otherwise provided herein.

         NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, the parties agree as follows:

         1. Purchase of Shares. The Participant subscribes for and, upon acceptance, shall purchase, subject to the terms and conditions set forth in this Agreement, 8,000 shares (the

"Restricted Stock") of common stock, par value $.01 per share, of the Company at a purchase price of $1.00 per share. The aggregate purchase price of the Restricted Stock shall be paid by the Participant by Check payable to the order of the Company.

         Upon the Company receiving payment for the Restricted Stock, it shall issue to the Participant one or more certificates in the name of the Participant for that number of shares of Restricted Stock purchased by Participant. The Participant agrees that the Restricted Stock shall be subject to the forfeiture restrictions set forth in Paragraphs 2 and 3 of this Agreement and the restrictions on transfer set forth in Paragraph 4 of this Agreement and that all of such shares are Restricted Stock.

         2. Repurchase Provisions. Purchase by the Participant of all Restricted Stock hereunder is subject to the following restrictions:

                  (a) If a Participant's employment with the Company shall be terminated by the Company based upon Discharge For Cause, or by the act of the Participant in voluntarily terminating his employment with the Company, within five (5) years from the date Restricted Stock shall have been purchased hereunder, the Company shall have the option for a period of sixty (60) days after such termination of employment, to buy any or all of the shares purchased by such terminated employee for an amount equal to the product of (x) the consideration paid by the terminated employee to the Company to acquire such shares, multiplied by (y) the number of shares which the Company repurchases ("Repurchase Price"). The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with the Section
6.9 of the Plan, (x) as to 20% of the Restricted Stock on each anniversary of the date hereof, (y) as to all of the Restricted Stock if the Participant shall die, retire or become permanently and totally disabled as determined in accordance with applicable Company personnel policies, and (z) as to all of the Restricted Stock immediately following a "Change of Control of the Company." A "Change of Control of the Company" shall be deemed to have occurred if and when (i) Edward M. Frankel and Keith I. Frankel cease to beneficially own, in the aggregate, twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities or (ii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change are no longer members of the Board after such change which, in the sole discretion of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Company.

                  (b) If a Participant shall, within five (5) years from the date Restricted Stock shall have been purchased, directly or indirectly, own, manage, operate, control, be employed by, or participate in, as a partner, joint venturer, employee, agent, salesman, officer, director, five (5%) percent shareholder, or be connected in any manner with the ownership, management, operation, control, employment or participation as a partner, joint venturer, employee, agent, salesman, officer, director, or five (5%) percent shareholder, of any business similar to the type of business conducted by the Company at that time, as determined in the sole discretion of the Board, the Company shall have the option for a period of sixty (60) days after such determination to buy any or all of the shares purchased by Participant for an amount equal to the Repurchase Price. The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 of the Plan, (x) as to 20% of the Restricted Stock on each anniversary of the date hereof, (y) as to all of the Restricted Stock if the Participant shall die, retire or become permanently and totally disabled as determined in accordance with applicable Company personnel policies, and (z) as to all of the Restricted Stock immediately following a Change of Control of the Company or if the Participant is terminated by the Company under circumstances which do not constitute a Discharge for Cause.

                  (c) If, within nine (9) months of the date on which Restricted Stock is purchased hereunder, the Company shall not have filed a registration statement under the Securities Act for the public offer and sale of shares of its Common Stock and any such registration statement shall not have been declared effective by the Securities and Exchange Commission, then the Company shall have the option for a period of sixty (60) days after the end of such nine
(9) month period to buy any or all of the shares purchased hereunder for an amount equal to the Repurchase Price.

         3. Exercise of Repurchase Provision.

                  (a) If at any time within five (5) years from the date hereof, the Company determines to exercise its option to purchase all of the Restricted Stock or such lesser percentage of the Restricted Stock as is, at such time, subject to restriction as provided in Paragraph 2(a), 2(b) and 2(c), the Company shall give notice of such exercise to the Participant within the applicable sixty (60) day period.

                  (b) Within three (3) business days after the Company gives notice to the Participant of the exercise of its repurchase option pursuant to Paragraph 3(a), the Participant shall deliver to the Company at its address shown above the certificate or certificates representing the Restricted Stock that the Company has elected to purchase, duly endorsed in blank by the Participant or with duly endorsed stock powers attached, all in form suitable for the transfer of the Restricted Stock to the Company. Upon receipt of the Restricted Stock, the Company shall deliver or mail to the Participant payment for the aggregate Repurchase Price, or the Company may, at its option, set off against the Repurchase Price any obligation or liability of the Participant to the Company.

                  (c) After the time when any Restricted Stock is required to be delivered to the Company for transfer pursuant to Paragraph 3(b), the Company shall not pay any dividend to the Participant on account of such Restricted Stock, or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Restricted Stock, but shall, insofar as permitted by law, treat the Company as the owner of such Restricted Stock.

                  (d) The Company shall not be required to purchase any fraction of a share of Restricted Stock upon exercise of the repurchase provision, and any such fraction resulting from a computation made pursuant to paragraph 9 of this Agreement may be rounded to the nearest whole share (with any one-half share being rounded upward).

         4.       Restrictions on Transfer.

                  (a) Except as otherwise provided in Paragraph 4(b), the Participant shall not, during the term of the repurchase provisions specified in Paragraphs 2 and 3, sell, assign, transfer, pledge, hypothecate, or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Restricted Stock, or any interest therein, unless the Restricted Stock is no longer subject to the repurchase provisions in Paragraphs 2 and 3.

                  (b) Notwithstanding the foregoing, the Participant may transfer Restricted Stock by Last Will and Testament or the laws of Descent and Distribution, provided that such shares shall remain subject to this Agreement, including without limitation the restrictions on transfer set forth in this Paragraph 4 and the repurchase provisions set forth in Paragraphs 2 and 3, and the permitted transferee shall, as a condition to the transfer, deliver to the Company a written instrument confirming that the transferee shall be bound by all of the terms and conditions of this Agreement.

                  (c) Except insofar as may otherwise be required by law or this Agreement, no Restricted Stock held at any time pursuant to an Escrow Agreement entered into between the Participant, the Company and an Escrow Agent, as referred to in the Plan, shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind nor in any manner be subject to the debts or liabilities of Participant and/or any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If Participant and/or any person in violation of the provisions of this Agreement shall attempt to, or shall alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any Restricted Stock purchased under this Agreement, or any part thereof, or if by reason of Participant's bankruptcy or other event happening at any such time, such Restricted Stock would be made subject to Participant's debts or liabilities or would otherwise not be enjoyed by Participant, then the Administrators, if they so elect, may direct that such Restricted Stock be withheld and that the same or any part thereof be paid or applied to or for the benefit of such Participant, his or her spouse, children or other dependents, or any of them, in such manner and proportion as the Administrators may deem proper, in their sole discretion.

         5. Effect of Prohibited Transfer. In the event of a transfer of Restricted Stock without compliance with the terms of this Agreement or the Plan, the Company shall not be required:

                  (a) To transfer on its books any of the Restricted Stock that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or the Plan; or

                  (b) To treat as owner of such Restricted Stock or to pay dividends to any transferee to whom any of such shares shall have been so sold or transferred.

         6. Restrictive Legends. All certificates representing Restricted Stock shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                  (i) "The shares of common stock, par value $.01 per share, of Vitaquest International Inc. evidenced by this certificate are subject to repurchase by Vitaquest International Inc., and such shares may not be sold or otherwise transferred, pledged or hypothecated except pursuant to the provisions of the Escrow Agreement and/or Stock Purchase Agreement by and between the Escrow Agent, Vitaquest International Inc. and the registered owner of such shares."; and

                  (ii) "This stock certificate may not be sold, transferred, pledged or hypothecated unless it has first been registered under the Securities Act of 1933, as amended, or unless counsel for Vitaquest International Inc. has given an opinion that registration under said Act is not required, except that after a Change of Control of the Company, an opinion of counsel that registration under said Act is not required, may be provided by counsel independent of Vitaquest International Inc. These shares are subject to the terms of an Escrow Agreement and/or Stock Purchase Agreement with the Escrow Agent, Vitaquest International Inc. and the registered owner of such shares."

         7.       Removal of Restrictions.

                  (a) If (i) a Participant shall die, retire, or become permanently and totally disabled, as determined in accordance with applicable Company personnel policies, or (ii) there is a Change of Control of the Company at any time after the date Restricted Stock shall have been purchased hereunder, or (iii) with respect to Restricted Stock released from restriction upon the passage of time as provided in Paragraph 2(a)(x) and 2(b)(x), the events of forfeiture specified in Paragraphs 2(a) and (b) (but not 2(c)) shall automatically terminate as to all of the Restricted Stock in the case of an event described in clause 7(a)(i) or 7(a)(ii), or as to the applicable number of shares in the case of an event described in clause 7(a)(iii), and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Paragraph 6(i) hereof or any other restrictions on the sale or other transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) of the Plan.

                  (b) If the Company chooses not to exercise its sixty (60) day option with respect to any Restricted Stock or such sixty (60) day option period has expired pursuant to the applicable provisions of Paragraph 2, the events of forfeiture specified in Paragraph 2 shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such Restricted Stock, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Paragraph 6(i) hereof or any other restrictions on the sale or transfer of such Restricted Stock pursuant to the Plan or this Agreement, but legended in accordance with Paragraph 6(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) of the Plan.

         8. Investment Representations. The Participant represents, warrants, and covenants as follows:

                  (a) The Participant is purchasing the Shares for his or her own account for investment only, and not with a view to distribution or resale.

                  (b) The Participant understands that the offering and sale of the Restricted Stock is intended to be exempt under the Securities Act and any applicable "Blue Sky" laws.

                  (c) The Participant understands that the Shares are deemed to be "Restricted Securities" as defined in Rule 144 under the Securities Act and that such Shares may not be offered for sale, sold, delivered after sale, pledged, hypothecated, transferred, assigned, or otherwise disposed of except pursuant to registration under the Securities Act or pursuant to an opinion of counsel satisfactory in form and substance to the Company, that the sale, transfer or other disposition may be made without registration.

         9. Adjustments. In the event the Common Stock hereafter is changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, or other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, then:

                  (a) The number of shares of Restricted Stock purchased by Participant pursuant to this Agreement shall be adjusted appropriately, both as to the number of shares and the price;

                  (b) Such new or additional or different shares or securities which are distributed to the Participant, in his or her capacity as the owner of Restricted Stock purchased hereunder, shall be subject to all of the conditions and restrictions applicable to Restricted Stock issued as provided herein.

                  Any adjustments required hereunder and the manner of application of the foregoing provisions shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests.

         10. Withholding Taxes.

                  (a) A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while such shares are still subject to restrictions shall promptly furnish the Company with a copy of such election together with information as to the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

                  (b) All Restricted Stock purchased pursuant hereto and dividends on such shares shall be subject to withholding as required by applicable federal, state and local laws, and the Board may make such arrangements for the payment of any withholding taxes on Restricted Stock purchased pursuant hereto as they deem satisfactory, including but not limited to (i) reducing the number of shares of Restricted Stock otherwise deliverable, based upon their fair market value, to permit deduction of the amount of any such withholding taxes from the amount which may otherwise be purchased under the Plan, (ii) deducting the amount required to be withheld from salary or any other amount then or thereafter payable to the Participant, and (iii) requiring the Participant to pay to the Company the amount required to be withheld as a condition of releasing the Shares and any other distributions related thereto.

         11. Rights as Stockholder. Subject to the provisions of Paragraph 12 hereof, a certificate or certificates for all Restricted Stock registered in the name of the Participant shall be delivered to him or her as soon as reasonably practicable and he or she shall thereupon be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares; provided, that such shares, and any new, additional or different securities the Participant may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions described in Paragraphs 2, 3 and 4 hereof.

         12. Escrow. In order to enforce the restrictions imposed upon the Restricted Stock issued under the Plan, the Board may require the Participant to deposit with the Escrow Agent all certificates for Restricted Stock together with stock powers, appropriately endorsed in blank, and to enter into an Escrow Agreement providing that the certificates representing Restricted Stock issued pursuant to the Plan shall remain in the physical custody of the Escrow Agent until any or all of the restrictions imposed pursuant hereto have terminated. If required by the Board, the Escrow Agreement shall be executed at the time the Participant is entitled to receive the Restricted Stock.

         13. Stock Certificates. The Company may, but shall not be required to, issue or deliver any certificate for Restricted Stock purchased hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

                  (a) The admission of such Restricted Stock to listing on all stock exchanges on which the Common Stock is then listed;

                  (b) The completion of any registration or other qualification of such Restricted Stock under any federal or state law or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrators shall in their sole discretion deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Administrators shall in their sole discretion determine to be necessary or advisable;

                  (d) Compliance with all terms and provisions of the Plan, this Agreement and the Escrow Agreement;

                  (e) The lapse of such reasonable period of time following the purchase of the Restricted Stock as the Board from time to time, in their sole discretion, may establish for reasons of administrative convenience; and

                  (f) The approval of the Plan by the holders of a majority of the shares of Common Stock of the Company represented at an annual or special meeting of the stockholders of the Company.

                  Nothing herein contained shall be construed as imposing any obligation on the Board or the Company to undertake or complete any act with respect to subparagraphs (a), (b), (c) or (f) of this Paragraph 13.

         14. Severability. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         15. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board provided that such waiver shall be effective only if in writing and confirmed by a writing executed and delivered with the same formality as this Agreement.

         16. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors, and assigns, as provided in this Agreement.

         17. No Rights to Employment. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee of the Company.

         18. Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or three (3) business days following deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Paragraph 18.

         19. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine, or neuter forms. The singular form of nouns and pronouns shall include the plural, and the plural form of nouns and pronouns shall include the singular.

         20. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

         21. Amendment. This Agreement may be amended or modified only by a written instrument executed with the same formality as this Agreement.

         22. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to all the other parties.

         23. Headings. The headings contained in this Agreement are for reference only and shall not under any circumstances be deemed to affect the meaning or interpretation of this Agreement.

         24. Recitals. The recitals are deemed a part of this Agreement.

         25. Litigation. This Agreement shall be governed and interpreted in accordance with the laws of the State of New York and, regardless of the order in which the signatures of the parties are affixed, it shall be deemed executed at the Company's address, as above. The parties consent to the jurisdiction and venue of any state or federal court located within the State of New York, the County of New York or the Southern District of the U.S. District Court and agree that all actions or proceedings arising, directly or indirectly, from this Agreement shall be litigated only in courts having such situs and in any such action or proceeding, the parties waive trial by jury and the successful party shall be entitled to recover reasonable counsel fees and the expenses of such litigation. In any such action or legal proceeding, the court shall apply such rule of law of the State of New York including any conflicts of law rule, together with the law of any sister state including, without limitation, the laws of the State of Delaware in which the Company has been incorporated, which shall have the affect of sustaining the validity of all the terms and provisions of this Agreement.

         26. Receipt of Plan. The Participant hereby acknowledges that prior to execution of this Agreement, Participant has received, read and fully understands all of the terms and provisions of the Plan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                     VITAQUEST INTERNATIONAL INC.

                                     By:   s/ EDWARD M. FRANKEL
                                         -------------------------------------
                                              EDWARD M. Frankel, President

ATTEST:

                                     PARTICIPANT:   s/ STEPHEN J. YOUNG
- ---------------------------                       ----------------------------
                                     Name:             Stephen J. Young

ATTEST:

- ---------------------------

                                                                    Exhibit 10.4




                            STOCK PURCHASE AGREEMENT

                                      UNDER

                          VITAQUEST INTERNATIONAL INC.
                              RESTRICTED STOCK PLAN

         AGREEMENT, made this 14th day of June, 1996, by and between VITAQUEST INTERNATIONAL INC., a Delaware corporation having offices at 100 Lehigh Drive, Fairfield, New Jersey 07004 (the "Company"), and DAN GARCIA, residing at
307 Plymouth Avenue, Brightwaters, New York 11718 (the"Participant").

                                    RECITALS:

         WHEREAS, the Company has adopted the Vitaquest International Inc. Restricted Stock Plan (the "Plan") under which eligible employees selected by the Administrators may purchase certain stock of the Company, subject to those restrictions as determined by the Administrators; and

         WHEREAS, the Participant is an employee of the Company and has been selected by the Administrators to purchase Restricted Stock in accordance with the Plan; and

         WHEREAS, the defined and capitalized terms of this agreement have the same meaning and definition as in the Plan, unless otherwise provided herein.

         NOW, THEREFORE, for valuable consideration, receipt of which is acknowledged, the parties agree as follows:

         1. Purchase of Shares. The Participant subscribes for and, upon acceptance, shall purchase, subject to the terms and conditions set forth in this Agreement, 5,000 shares (the

"Restricted Stock") of common stock, par value $.01 per share, of the Company at a purchase price of $1.00 per share. The aggregate purchase price of the Restricted Stock shall be paid by the Participant by Check payable to the order of the Company.

         Upon the Company receiving payment for the Restricted Stock, it shall issue to the Participant one or more certificates in the name of the Participant for that number of shares of Restricted Stock purchased by Participant. The Participant agrees that the Restricted Stock shall be subject to the forfeiture restrictions set forth in Paragraphs 2 and 3 of this Agreement and the restrictions on transfer set forth in Paragraph 4 of this Agreement and that all of such shares are Restricted Stock.

         2. Repurchase Provisions. Purchase by the Participant of all Restricted Stock hereunder is subject to the following restrictions:

                  (a) If a Participant's employment with the Company shall be terminated by the Company based upon Discharge For Cause, or by the act of the Participant in voluntarily terminating his employment with the Company, within five (5) years from the date Restricted Stock shall have been purchased hereunder, the Company shall have the option for a period of sixty (60) days after such termination of employment, to buy any or all of the shares purchased by such terminated employee for an amount equal to the product of (x) the consideration paid by the terminated employee to the Company to acquire such shares, multiplied by (y) the number of shares which the Company repurchases ("Repurchase Price"). The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with the Section
6.9 of the Plan, (x) as to 20% of the Restricted Stock on each anniversary of the date hereof, (y) as to all of the Restricted Stock if the Participant shall die, retire or become permanently and totally disabled as determined in accordance with applicable Company personnel policies, and (z) as to all of the Restricted Stock immediately following a "Change of Control of the Company." A "Change of Control of the Company" shall be deemed to have occurred if and when (i) Edward M. Frankel and Keith I. Frankel cease to beneficially own, in the aggregate, twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities or (ii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change are no longer members of the Board after such change which, in the sole discretion of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Company.

                  (b) If a Participant shall, within five (5) years from the date Restricted Stock shall have been purchased, directly or indirectly, own, manage, operate, control, be employed by, or participate in, as a partner, joint venturer, employee, agent, salesman, officer, director, five (5%) percent shareholder, or be connected in any manner with the ownership, management, operation, control, employment or participation as a partner, joint venturer, employee, agent, salesman, officer, director, or five (5%) percent shareholder, of any business similar to the type of business conducted by the Company at that time, as determined in the sole discretion of the Board, the Company shall have the option for a period of sixty (60) days after such determination to buy any or all of the shares purchased by Participant for an amount equal to the Repurchase Price. The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 of the Plan, (x) as to 20% of the Restricted Stock on each anniversary of the date hereof, (y) as to all of the Restricted Stock if the Participant shall die, retire or become permanently and totally disabled as determined in accordance with applicable Company personnel policies, and (z) as to all of the Restricted Stock immediately following a Change of Control of the Company or if the Participant is terminated by the Company under circumstances which do not constitute a Discharge for Cause.

                  (c) If, within nine (9) months of the date on which Restricted Stock is purchased hereunder, the Company shall not have filed a registration statement under the Securities Act for the public offer and sale of shares of its Common Stock and any such registration statement shall not have been declared effective by the Securities and Exchange Commission, then the Company shall have the option for a period of sixty (60) days after the end of such nine
(9) month period to buy any or all of the shares purchased hereunder for an amount equal to the Repurchase Price.

         3.       Exercise of Repurchase Provision.

                  (a) If at any time within five (5) years from the date hereof, the Company determines to exercise its option to purchase all of the Restricted Stock or such lesser percentage of the Restricted Stock as is, at such time, subject to restriction as provided in Paragraph 2(a), 2(b) and 2(c), the Company shall give notice of such exercise to the Participant within the applicable sixty (60) day period.

                  (b) Within three (3) business days after the Company gives notice to the Participant of the exercise of its repurchase option pursuant to Paragraph 3(a), the Participant shall deliver to the Company at its address shown above the certificate or certificates representing the Restricted Stock that the Company has elected to purchase, duly endorsed in blank by the Participant or with duly endorsed stock powers attached, all in form suitable for the transfer of the Restricted Stock to the Company. Upon receipt of the Restricted Stock, the Company shall deliver or mail to the Participant payment for the aggregate Repurchase Price, or the Company may, at its option, set off against the Repurchase Price any obligation or liability of the Participant to the Company.

                  (c) After the time when any Restricted Stock is required to be delivered to the Company for transfer pursuant to Paragraph 3(b), the Company shall not pay any dividend to the Participant on account of such Restricted Stock, or permit the Participant to exercise any of the privileges or rights of a stockholder with respect to such Restricted Stock, but shall, insofar as permitted by law, treat the Company as the owner of such Restricted Stock.

                  (d) The Company shall not be required to purchase any fraction of a share of Restricted Stock upon exercise of the repurchase provision, and any such fraction resulting from a computation made pursuant to paragraph 9 of this Agreement may be rounded to the nearest whole share (with any one-half share being rounded upward).

         4.       Restrictions on Transfer.

                  (a) Except as otherwise provided in Paragraph 4(b), the Participant shall not, during the term of the repurchase provisions specified in Paragraphs 2 and 3, sell, assign, transfer, pledge, hypothecate, or otherwise dispose of, by operation of law or otherwise (collectively "transfer"), any of the Restricted Stock, or any interest therein, unless the Restricted Stock is no longer subject to the repurchase provisions in Paragraphs 2 and 3.

                  (b) Notwithstanding the foregoing, the Participant may transfer Restricted Stock by Last Will and Testament or the laws of Descent and Distribution, provided that such shares shall remain subject to this Agreement, including without limitation the restrictions on transfer set forth in this Paragraph 4 and the repurchase provisions set forth in Paragraphs 2 and 3, and the permitted transferee shall, as a condition to the transfer, deliver to the Company a written instrument confirming that the transferee shall be bound by all of the terms and conditions of this Agreement.

                  (c) Except insofar as may otherwise be required by law or this Agreement, no Restricted Stock held at any time pursuant to an Escrow Agreement entered into between the Participant, the Company and an Escrow Agent, as referred to in the Plan, shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind nor in any manner be subject to the debts or liabilities of Participant and/or any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If Participant and/or any person in violation of the provisions of this Agreement shall attempt to, or shall alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any Restricted Stock purchased under this Agreement, or any part thereof, or if by reason of Participant's bankruptcy or other event happening at any such time, such Restricted Stock would be made subject to Participant's debts or liabilities or would otherwise not be enjoyed by Participant, then the Administrators, if they so elect, may direct that such Restricted Stock be withheld and that the same or any part thereof be paid or applied to or for the benefit of such Participant, his or her spouse, children or other dependents, or any of them, in such manner and proportion as the Administrators may deem proper, in their sole discretion.

         5. Effect of Prohibited Transfer. In the event of a transfer of Restricted Stock without compliance with the terms of this Agreement or the Plan, the Company shall not be required:

                  (a) To transfer on its books any of the Restricted Stock that shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or the Plan; or

                  (b) To treat as owner of such Restricted Stock or to pay dividends to any transferee to whom any of such shares shall have been so sold or transferred.

         6. Restrictive Legends. All certificates representing Restricted Stock shall have affixed thereto legends in substantially the following form, in addition to any other legends that may be required under federal or state securities laws:

                  (i) "The shares of common stock, par value $.01 per share, of Vitaquest International Inc. evidenced by this certificate are subject to repurchase by Vitaquest International Inc., and such shares may not be sold or otherwise transferred, pledged or hypothecated except pursuant to the provisions of the Escrow Agreement and/or Stock Purchase Agreement by and between the Escrow Agent, Vitaquest International Inc. and the registered owner of such shares."; and

                  (ii) "This stock certificate may not be sold, transferred, pledged or hypothecated unless it has first been registered under the Securities Act of 1933, as amended, or unless counsel for Vitaquest International Inc. has given an opinion that registration under said Act is not required, except that after a Change of Control of the Company, an opinion of counsel that registration under said Act is not required, may be provided by counsel independent of Vitaquest International Inc. These shares are subject to the terms of an Escrow Agreement and/or Stock Purchase Agreement with the Escrow Agent, Vitaquest International Inc. and the registered owner of such shares."

         7.       Removal of Restrictions.

                  (a) If (i) a Participant shall die, retire, or become permanently and totally disabled, as determined in accordance with applicable Company personnel policies, or (ii) there is a Change of Control of the Company at any time after the date Restricted Stock shall have been purchased hereunder, or (iii) with respect to Restricted Stock released from restriction upon the passage of time as provided in Paragraph 2(a)(x) and 2(b)(x), the events of forfeiture specified in Paragraphs 2(a) and (b) (but not 2(c)) shall automatically terminate as to all of the Restricted Stock in the case of an event described in clause 7(a)(i) or 7(a)(ii), or as to the applicable number of shares in the case of an event described in clause 7(a)(iii), and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Paragraph 6(i) hereof or any other restrictions on the sale or other transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) of the Plan.

                  (b) If the Company chooses not to exercise its sixty (60) day option with respect to any Restricted Stock or such sixty (60) day option period has expired pursuant to the applicable provisions of Paragraph 2, the events of forfeiture specified in Paragraph 2 shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such Restricted Stock, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Paragraph 6(i) hereof or any other restrictions on the sale or transfer of such Restricted Stock pursuant to the Plan or this Agreement, but legended in accordance with Paragraph 6(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d) of the Plan.

         8. Investment Representations. The Participant represents, warrants, and covenants as follows:

                  (a) The Participant is purchasing the Shares for his or her own account for investment only, and not with a view to distribution or resale.

                  (b) The Participant understands that the offering and sale of the Restricted Stock is intended to be exempt under the Securities Act and any applicable "Blue Sky" laws.

                  (c) The Participant understands that the Shares are deemed to be "Restricted Securities" as defined in Rule 144 under the Securities Act and that such Shares may not be offered for sale, sold, delivered after sale, pledged, hypothecated, transferred, assigned, or otherwise disposed of except pursuant to registration under the Securities Act or pursuant to an opinion of counsel satisfactory in form and substance to the Company, that the sale, transfer or other disposition may be made without registration.

         9. Adjustments. In the event the Common Stock hereafter is changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, or other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, then:

                  (a) The number of shares of Restricted Stock purchased by Participant pursuant to this Agreement shall be adjusted appropriately, both as to the number of shares and the price;

                  (b) Such new or additional or different shares or securities which are distributed to the Participant, in his or her capacity as the owner of Restricted Stock purchased hereunder, shall be subject to all of the conditions and restrictions applicable to Restricted Stock issued as provided herein.

                  Any adjustments required hereunder and the manner of application of the foregoing provisions shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests.

         10.      Withholding Taxes.

                  (a) A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while such shares are still subject to restrictions shall promptly furnish the Company with a copy of such election together with information as to the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

                  (b) All Restricted Stock purchased pursuant hereto and dividends on such shares shall be subject to withholding as required by applicable federal, state and local laws, and the Board may make such arrangements for the payment of any withholding taxes on Restricted Stock purchased pursuant hereto as they deem satisfactory, including but not limited to (i) reducing the number of shares of Restricted Stock otherwise deliverable, based upon their fair market value, to permit deduction of the amount of any such withholding taxes from the amount which may otherwise be purchased under the Plan, (ii) deducting the amount required to be withheld from salary or any other amount then or thereafter payable to the Participant, and (iii) requiring the Participant to pay to the Company the amount required to be withheld as a condition of releasing the Shares and any other distributions related thereto.

         11. Rights as Stockholder. Subject to the provisions of Paragraph 12 hereof, a certificate or certificates for all Restricted Stock registered in the name of the Participant shall be delivered to him or her as soon as reasonably practicable and he or she shall thereupon be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares; provided, that such shares, and any new, additional or different securities the Participant may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions described in Paragraphs 2, 3 and 4 hereof.

         12. Escrow. In order to enforce the restrictions imposed upon the Restricted Stock issued under the Plan, the Board may require the Participant to deposit with the Escrow Agent all certificates for Restricted Stock together with stock powers, appropriately endorsed in blank, and to enter into an Escrow Agreement providing that the certificates representing Restricted Stock issued pursuant to the Plan shall remain in the physical custody of the Escrow Agent until any or all of the restrictions imposed pursuant hereto have terminated. If required by the Board, the Escrow Agreement shall be executed at the time the Participant is entitled to receive the Restricted Stock.

         13. Stock Certificates. The Company may, but shall not be required to, issue or deliver any certificate for Restricted Stock purchased hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

                  (a) The admission of such Restricted Stock to listing on all stock exchanges on which the Common Stock is then listed;

                  (b) The completion of any registration or other qualification of such Restricted Stock under any federal or state law or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrators shall in their sole discretion deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Administrators shall in their sole discretion determine to be necessary or advisable;

                  (d) Compliance with all terms and provisions of the Plan, this Agreement and the Escrow Agreement;

                  (e) The lapse of such reasonable period of time following the purchase of the Restricted Stock as the Board from time to time, in their sole discretion, may establish for reasons of administrative convenience; and

                  (f) The approval of the Plan by the holders of a majority of the shares of Common Stock of the Company represented at an annual or special meeting of the stockholders of the Company.

                  Nothing herein contained shall be construed as imposing any obligation on the Board or the Company to undertake or complete any act with respect to subparagraphs (a), (b), (c) or (f) of this Paragraph 13.

                  14. Severability. The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

         15. Waiver. Any provision contained in this Agreement may be waived, either generally or in any particular instance, by the Board provided that such waiver shall be effective only if in writing and confirmed by a writing executed and delivered with the same formality as this Agreement.

         16. Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors, and assigns, as provided in this Agreement.

         17. No Rights to Employment. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee of the Company.

         18. Notice. All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or three (3) business days following deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this Paragraph 18.

         19. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine, or neuter forms. The singular form of nouns and pronouns shall include the plural, and the plural form of nouns and pronouns shall include the singular.

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         20. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

         21. Amendment. This Agreement may be amended or modified only by a written instrument executed with the same formality as this Agreement.

         22. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to all the other parties.

         23. Headings. The headings contained in this Agreement are for reference only and shall not under any circumstances be deemed to affect the meaning or interpretation of this Agreement.

         24. Recitals. The recitals are deemed a part of this Agreement.

         25. Litigation. This Agreement shall be governed and interpreted in accordance with the laws of the State of New York and, regardless of the order in which the signatures of the parties are affixed, it shall be deemed executed at the Company's address, as above. The parties consent to the jurisdiction and venue of any state or federal court located within the State of New York, the County of New York or the Southern District of the U.S. District Court and agree that all actions or proceedings arising, directly or indirectly, from this Agreement shall be litigated only in courts having such situs and in any such action or proceeding, the parties waive trial by jury and the successful party shall be entitled to recover reasonable counsel fees and the expenses of such litigation. In any such action or legal proceeding, the court shall apply such

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rule of law of the State of New York including any conflicts of law rule, together with the law of any sister state including, without limitation, the laws of the State of Delaware in which the Company has been incorporated, which shall have the affect of sustaining the validity of all the terms and provisions of this Agreement.

         26. Receipt of Plan. The Participant hereby acknowledges that prior to execution of this Agreement, Participant has received, read and fully understands all of the terms and provisions of the Plan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                              VITAQUEST INTERNATIONAL INC.

                              By:   s/ EDWARD M. FRANKEL
                                  ------------------------------------
                                       Edward M. Frankel, President

ATTEST:

                              PARTICIPANT:     s/ DAN GARCIA
- ---------------------                     ----------------------------
                              Name:               Dan Garcia

ATTEST:

- ---------------------

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